THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE (DATED MAY 1, 2019)

VARIABLE COMPLIFE® (DATED MAY 1, 2019)

VARIABLE JOINT LIFE (DATED MAY 1, 2019)

VARIABLE EXECUTIVE LIFE (DATED MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE UNIVERSAL LIFE PLUS (DATED NOVEMBER 11, 2019)

EXECUTIVE VARIABLE UNIVERSAL LIFE – II (DATED NOVEMBER 11, 2019)

VARIABLE UNIVERSAL LIFE PLUS – NY (DATED JANUARY 1, 2020)

CUSTOM VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2019)

EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2019)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2019)

This Supplement and Notice describes changes to the investment options available under your variable life insurance policy (the “Policy”) issued by the Northwestern Mutual Life Insurance Company (the “Company”).

Unless notice is provided to the contrary, the Company anticipates that on or around May 1, 2020 it will automatically transfer any amounts you have in Divisions investing in the following portfolios from the portfolio’s current Rule 12b-1 share class (current class) to a share class of the same portfolio that does not have a Rule 12b-1 fee (new class):

Fund Family	Portfolio	Current Class	New Class
Fidelity® Variable Insurance Products	Fidelity® VIP Mid Cap Portfolio	Service Class 2 Shares	Initial Class Shares
Fidelity® Variable Insurance Products	Fidelity® VIP Contrafund® Portfolio	Service Class 2 Shares	Initial Class Shares
Credit Suisse Trust	Commodity Return Strategy Portfolio	Class 1 Shares	Class 2 Shares

The portfolios will continue to be managed by the same investment advisor according to the same investment objectives and policies and for the same investment advisory and other fee structure as before the transaction. However, expenses related to investment in the new class of the portfolios will not reflect a 0.25% Rule 12b-1 fee. After the transaction the portfolios’ current class will no longer be available for investment under the Policy.

This change will not result in a change in your Policy Value nor will your rights or our obligations under the Policy be altered except that allocations as of the date of the transaction to the current Rule 12b-1 class will be replaced with allocations to the new, non-Rule 12b-1 class, including any systematic allocations currently in place such as dollar-cost average programs, rebalancing, asset allocation model or other scheduled transactions. You will not incur any fees or charges as a result of the transaction and we or our affiliates will bear all expenses incurred in connection with the transaction. You will receive a summary or statutory prospectus for the new class of shares with the May 1, 2020 prospectus for your Policy.

If you have any questions concerning the Substitution, please contact your Registered Representative or the Variable Life Service Center, toll-free at 1-866-424-2609.

Please read this Supplement and Notice carefully and keep it with your Prospectus for future reference.

This Supplement is dated February 28, 2020.